Corbin Multi-Strategy Fund, LLC

Schedule of Investments (Unaudited)

December 31, 2019

Strategy	Investments	Cost	Fair Value
	Investment Funds - 113.26%
	Asset-Backed Securties - 16.09%
	East Lodge Capital Credit Opportunities Fund, L.P.	$3,000,000	$3,034,628
	East Lodge Capital Credit Opportunities Fund, Ltd.	2,878,290	3,711,481
	Perella Weinberg Partners Asset Based Value Offshore Fund, LP	1,021,605	1,087,445
	Serengeti Lycaon Overseas, Ltd.	4,599,402	8,091,084
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP*	257,246	279,387
			16,204,025
	Equity Special Situations - 3.30%
	Luxor Capital Partners Offshore Liquidating SPV, Ltd.	43,604	31,264
	Senator Global Opportunity Offshore Fund II, Ltd.	1,446,092	1,656,293
	Senator Global Opportunity Offshore Fund, Ltd.	1,322,543	1,640,346
			3,327,903
	Event Driven/Distressed - 17.78%
	Centerbridge Credit Partners Offshore, Ltd.	67,827	107,224
	Garrison Special Opportunities Fund, LP	6,766	2,835
	Redwood Argentina Offshore Fund, Ltd.	105,842	101,859
	Redwood Domestic Fund, L.P.	5,500,000	5,697,234
	Redwood Offshore Fund, Ltd.	5,371,233	8,504,652
	Tor Asia Credit Fund	3,000,000	3,250,539
	West Face Long Term Opportunities Fund, Ltd.	102,481	254,729
			17,919,072
	Global Macro - 16.12%
	Autonomy Global Macro Fund, Ltd.	6,334,117	9,653,202
	D.E. Shaw Oculus International Fund	4,580,294	6,594,560
			16,247,762
	Long/Short Equity - 40.87%
	Cadian Fund, LP	5,000,000	4,971,498
	Cadian Offshore Fund Ltd.	3,013,578	4,889,676
	Pelham Long/Short Fund LP	2,746,455	2,992,247
	Pelham Long/Short Fund, Ltd	2,421,122	3,924,195
	Pelham Long/Short Small Cap Fund, Ltd	3,500,000	3,571,417
	SRS Partners US, LP	5,000,000	5,408,252
	SRS Partners, Ltd	3,400,882	5,094,049
	SRS Special Opportunities Master II, LP	1,186,955	415,131
	Steamboat Capital Partners Fund, LP	3,000,000	2,780,080
	Steamboat Capital Partners Offshore Fund, Ltd	3,985,812	4,031,787
	Tal China Focus Fund	3,000,000	3,107,089
			41,185,421
	Relative Value - 19.10%
	D.E. Shaw Composite International Fund	6,405,707	12,686,853
	Myriad Opportunities Offshore Fund Ltd.	5,688,884	6,556,290
			19,243,143
	Investment in Securities 6.41%
	Collateralized Loan Obligations - 3.69%
	Anchorage Credit Funding 2019-9A, Ltd.*
	(Interest Rate: 0.00%; Maturity Date: 10/25/2037; Par Value: $680,000)	680,000	677,853
	Atrium CLO 12A-FR, Corp.*
	(Interest Rate: 8.85%; Maturity Date: 4/22/2027; Par Value: $500,000)	458,975	464,968
	Blue Mountain CLO 2016-1A ER, Ltd.*
	(Interest Rate: 7.83%; Maturity Date: 4/20/2027; Par Value: $500,000)	431,750	461,232
	Diameter Credit Funding I 2019-1A, Ltd.*
	(Interest Rate: 0.00%; Maturity Date: 7/25/2037; Par Value: $750,000)	750,000	721,875
	Strata CLO I, Ltd.*
	(Interest Rate: 9.08%; Maturity Date: 1/15/2031; Par Value: $1,000,000)	970,000	931,094
	TICO CLO 2018-IA, Ltd.*
	(Interest Rate: 7.71%; Maturity Date: 4/26/2028; Par Value: $500,000)	457,500	464,947
			3,721,969

Corbin Multi-Strategy Fund, LLC

Schedule of Investments (Unaudited) - Continued

December 31, 2019

Equity - 2.72%
Garrison Capital, Inc.*	1,274,585	534,224
Third Point Offshore Investors Ltd.	1,897,918	2,203,222
		2,737,446
Purchased Options Contracts 0.00%
Put Options - 0.00%
S&P 500 Index
Exercise Price: $2,800.00, Notional Amount: $3,360,000,
Expiration Date: January 17, 2020	72,276	1,260
		1,260
Total Investments (Cost $94,979,741) - 119.67%		120,588,001
Liabilities in excess of other assets - (19.67%)		(19,818,097)
Net Assets - 100%		$100,769,904

*	Investment is income-producing.

See accompanying notes to schedule of investments.

Corbin Multi-Strategy Fund, LLC

Schedule of Investments (Unaudited) - Continued

December 31, 2019

Investment Funds by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	34.15
Event Driven/Distressed	14.86
Relative Value	15.96
Global Macro	13.47
Asset-Backed Securities	13.44
Equity Special Situations	2.76
Total Investment Funds	94.64
Purchased Options Contracts	0.00
Investments in Securities
Collateralized Loan Obligations	3.09
Equity	2.27
Total Investments in Securities	5.36
100.00

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

Exchange	Reference Entity	Buy/Sell(1) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(2)	Value (3)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North America
	High Yield Index	Buy	Pay	5.00%	12/20/2022	$770,000	$(54,205)	$36,575	$(90,780)
	Series 29
Intercontinental Exchange	CDX North America
	Investment Grade Index	Buy	Pay	1.00%	12/20/2022	$2,145,000	$(46,803)	$51,696	$(98,499)
	Series 29
TOTAL SWAP CONTRACTS						$2,915,000	$(101,008)	$88,271	$(189,279)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Written Options Contracts
Call Options Contracts
S&P 500 Index
Exercise Price: $3,200.00, Notional Amount: $3,840,000,
Expiration Date: January 17, 2020	(29,964)	(62,100)
		(62,100)
Put Options Contracts
S&P 500 Index
Exercise Price: $2,650.00, Notional Amount: $3,180,000,
Expiration Date: January 17, 2020	(44,964)	(720)
		(720)
Total Written Options Contracts		$(62,820)

See accompanying notes to schedule of investments.

Corbin Multi-Strategy Fund, LLC

Notes to Schedule of Investments (Unaudited)

December 31, 2019

Note 1 – Organization

Corbin Multi-Strategy Fund, LLC (formerly GAI Corbin Multi-Strategy Fund, LLC) (the “Fund”), is a Delaware limited liability company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. Corbin Capital Partners, L.P. (the “Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund. Prior to July 1, 2019 Wells Fargo Investment Institute, Inc. served as the investment adviser to the Fund and the Adviser served as the subadviser to the Fund. The Fund offers and sells two separate classes of shares of limited liability company interest, Class A Shares and Class I Shares.

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other financial instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations and other entities, U.S. government securities, non-U.S. government securities, partnership interests, money-market instruments, derivatives on securities and other derivatives, commodity interests including futures contracts, options, options on futures, swaps, forward contracts, currencies and physical commodities, and other financial instruments.

The Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles, commonly referred to as “hedge funds” (“Investment Funds”). The Fund’s investments will consist primarily of Investment Funds across a range of strategies. The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. Direct investments may be made by the Fund independently at the direction of the Adviser. Such direct investments may be made in any strategy or asset class in which the Fund may otherwise invest. The Fund may maintain a portion of its assets in cash, high quality fixed income securities, money market instruments, shares of money market funds, or overnight repurchase agreements. While there is no limit on the amount of the Fund’s assets that may be maintained in cash, the Adviser does not expect such amount to be substantial under normal market conditions and will generally maintain substantial amounts of cash only for defensive or temporary purposes, such as maintaining liquidity for distributions in connection with repurchases by the Fund. The Fund maintains a loan facility, the proceeds of which are used as working capital with the result of creating leverage. That leverage is used, among other things, to make investments and to manage timing mismatches between investments in and withdrawals from Investment Funds and investor cash flows. An investment in the Fund involves substantial risk and an investor may lose some or all of the amount invested. Many factors will affect the performance of the Investment Fund. There is no assurance that the Fund will achieve its objectives. Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not affiliated with the Adviser.

The Fund’s Board of Managers (the “Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States (“GAAP”). The accompanying financial statements of the Fund are stated in U.S. dollars. The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“FASB ASC 946”), and is following the accounting and reporting guidance found within FASB ASC 946.

Corbin Multi-Strategy Fund, LLC

Notes to Schedule of Investments (Unaudited) - Continued

December 31, 2019

(a) Valuation of Investments

The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board using net asset value per share. The fair value of an Investment Fund ordinarily will be the net asset value of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its Investment Manager, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive the net asset value of its interests amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“ASC 820”) permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the net asset value per share (the “NAV”), or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment by the Fund by strategy can be found in the Schedule of Investments.

Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the period ended December 31, 2019, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions, or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by CFTC Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a Commodity Futures Trading Commission (“CFTC”) disclosure document to shareholders (“Shareholders”), nor will it be required to provide Shareholders certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. The Adviser is not registered as a “commodity trading advisor” with the CFTC, and the Fund is operated pursuant to CFTC Rule 4.14(a)(5). As of the date of these financial statements, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

Corbin Multi-Strategy Fund, LLC

Notes to Schedule of Investments (Unaudited) - Continued

December 31, 2019

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

Note 3 – Federal Income Taxes

At December 31, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$94,979,741

Gross unrealized appreciation	$27,529,315
Gross unrealized depreciation	(1,921,055)

Net unrealized appreciation on investments	$25,608,260

Note 4 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•	Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.
•	Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.
•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third-party pricing source as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of December 31, 2019 is as follows:

Corbin Multi-Strategy Fund, LLC

Notes to Schedule of Investments (Unaudited) - Continued

December 31, 2019

Description	Total Fair Value at 12/31/2019	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities
Common Stock	$2,737,446	$2,737,446	$-	$-
Collateralized Mortgage Obligations	3,721,969	-	3,721,969	-
Investment Funds (1)	114,127,326	114,127,326	-	-
Purchased Options Contracts	1,260	1,260
Total Assets	$120,588,001	$116,866,032	$3,721,969	$-

Liabilities
Securities Sold Short
Written Options Contracts	$62,820	$62,820	$-	$-
Other Financial Instruments (2)
Swap Contracts	189,279	-	189,279	-
Total Liabilities	$252,099	$62,820	$189,279	$-

(1)	Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, based on the guidance in ASC 820. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets, Liabilities and Net Assets.
(2)	Other financial instruments are derivative instruments such as Swap contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of December 31, 2019:

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst-oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

Corbin Multi-Strategy Fund, LLC

Notes to Schedule of Investments (Unaudited) - Continued

December 31, 2019

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment Managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most Investment Managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities Investment Managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment Managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment Managers in this strategy usually employ a low to moderate degree of leverage.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed- income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, Investment Managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, Investment Managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.